SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : September 27, 1999


     MERRILL LYNCH MORTGAGE INVESTORS INC, (as depositor under the Pooling and Servicing Agreement, dated May 1, 1999, providing for the issuance of C-BASS Trust 1999-CB2, C-BASS Mortgage Loan Asset-Backed Certificates, Series 1999-CB2).

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                     333-39127                  13-5674085
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


World Financial Center North Tower
250 Vesey Street, 17th Floor
New York, New York                                             10281-1315
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 449-1000

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                                                  This report consists of 8
                                                 consecutively numbered pages.

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's C-BASS Trust 1999-CB2, C-BASS Mortgage Loan Asset-Backed Certificates, Series 1999-CB2 (the "Certificates"). The Certificates were issued, and this report and exhibits are being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of May 1, 1999 ( the "Agreement"), among Merrill Lynch
Mortgage Investors, Inc., as Depositor, Credit-Based Asset Servicing and Securitization LLC, as Seller, Litton Loan Servicing LP, as Servicer, and The Chase Manhattan Bank, as Trustee. On September 27, 1999 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on September 27, 1999, as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein



Date:  October 14, 1999              By:  /s/ Kimberly K. Costa
                                        Kimberly K. Costa
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits                    Page

        99.1             Statement to Certificateholders                    5
                         September 27, 1999.

      +



                                  Exhibit 99.1

                         Statement to Certificateholders
                                September 27, 1999


                           C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES 1999-CB2
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               September 27, 1999


-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL        PRIOR                                                                                       CURRENT
            FACE            PRINCIPAL                                                    REALIZED       DEFERRED        PRINCIPAL
CLASS       VALUE           BALANCE        PRINCIPAL       INTEREST        TOTAL         LOSSES         INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA        141,832,106.00  138,995,746.75  1,472,268.97   810,808.52        2,283,077.49         0.00     0.00      137,523,477.78
IAPO          161,894.00      157,867.50        177.04         0.00              177.04         0.00     0.00          157,690.46
IM1         1,110,000.00    1,101,308.14      1,211.28     6,424.30            7,635.58         0.00     0.00        1,100,096.86
IM2           740,000.00      734,205.43        807.52     4,282.87            5,090.39         0.00     0.00          733,397.91
IM3           740,000.00      734,205.43        807.52     4,282.87            5,090.39         0.00     0.00          733,397.91
IB1           740,000.00      734,205.43        807.52     4,282.87            5,090.39         0.00     0.00          733,397.91
IB2           740,000.00      734,205.43        807.52     4,282.87            5,090.39         0.00     0.00          733,397.91
IB3         1,849,418.00    1,834,936.12      2,018.16    10,703.79           12,721.95         0.00     0.00        1,832,917.96
IIA1       84,958,000.00   78,125,186.62  1,801,844.65   418,140.65        2,219,985.30         0.00     0.00       76,323,341.97
IIA2       43,008,000.00   40,220,034.85  1,930,429.85   209,734.91        2,140,164.76         0.00     0.00       38,289,605.00
IIM1       10,529,000.00   10,529,000.00          0.00    65,981.73           65,981.73         0.00     0.00       10,529,000.00
IIM2        8,909,000.00    8,909,000.00          0.00    61,323.62           61,323.62         0.00     0.00        8,909,000.00
IIB1        7,694,000.00    7,694,000.00          0.00    53,216.83           53,216.83         0.00     0.00        7,694,000.00
IIB2        3,644,000.00    3,644,000.00          0.00    21,256.67           21,256.67         0.00     0.00        3,644,000.00
IIB3        3,240,000.00    3,240,000.00          0.00    18,900.00           18,900.00         0.00     0.00        3,240,000.00
X                   0.00            0.00          0.00         0.00                0.00         0.00     0.00                0.00
R                   0.00            0.00          0.00         0.00                0.00         0.00     0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------
TOTALS    309,895,418.00  297,387,901.70  5,211,180.03 1,693,622.50        6,904,802.53         0.00     0.00      292,176,721.67
----------------------------------------------------------------------------------------------------------------------------------
IAIO      144,330,149.22  141,760,716.87          0.00   144,159.36          144,159.36         0.00     0.00      140,285,448.10

-----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
                     PRIOR                                                CURRENT                           CURRENT
                     PRINCIPAL                                            PRINCIPAL                         PASS-THRU
CLASS  CUSIP         FACTOR          PRINCIPAL    INTEREST      TOTAL     FACTOR              CLASS          RATE
-------------------------------------------------------------------------------------------  ------------------------------------

IA      12489WAR5     980.00199440   10.38036458   5.71667828  16.09704287  969.62162982        IA             7.000000%
IAPO    12489WAT1     975.12878797    1.09355504   0.00000000   1.09355504  974.03523293        IAPO           0.000000%
IM1     12489WAU8     992.16949550    1.09124324   5.78765766   6.87890090  991.07825225        IM1            7.000000%
IM2     12489WAV6     992.16950000    1.09124324   5.78766216   6.87890541  991.07825676        IM2            7.000000%
IM3     12489WAW4     992.16950000    1.09124324   5.78766216   6.87890541  991.07825676        IM3            7.000000%
IB1     12489WBC7     992.16950000    1.09124324   5.78766216   6.87890541  991.07825676        IB1            7.000000%
IB2     12489WBD5     992.16950000    1.09124324   5.78766216   6.87890541  991.07825676        IB2            7.000000%
IB3     12489WBE3     992.16949332    1.09124060   5.78765320   6.87889379  991.07825273        IB3            7.000000%
IIA1    12489WAX2     919.57422044   21.20865192   4.92173368  26.13038560  898.36556852        IIA1           5.838750%
IIA2    12489WAY0     935.17566150   44.88536668   4.87664876  49.76201544  890.29029483        IIA2           5.688750%
IIM1    12489WAZ7    1000.00000000    0.00000000   6.26666635   6.26666635 1000.00000000        IIM1           7.520000%
IIM2    12489WBA1    1000.00000000    0.00000000   6.88333371   6.88333371 1000.00000000        IIM2           8.260000%
IIB1    1249WBB9     1000.00000000    0.00000000   6.91666623   6.91666623 1000.00000000        IIB1           8.300000%
IIB2    12489WBF0    1000.00000000    0.00000000   5.83333425   5.83333425 1000.00000000        IIB2           7.000000%
IIB3    12489WBG8    1000.00000000    0.00000000   5.83333333   5.83333333 1000.00000000        IIB3           7.000000%
-------------------------------------------------------------------------------------------  ------------------------------------
TOTALS                959.63955717   16.81593121   5.46514211  22.28107332  942.82362597
-------------------------------------------------------------------------------------------  ------------------------------------
IAIO    12489WAS3     982.19753555    0.00000000   0.99881668   0.99881668  971.97604837        IAIO           1.220304%
-------------------------------------------------------------------------------------------  ------------------------------------


If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                KAREN DOBRES
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-3232
                       Email: karen.dobres@chase.com
                     ---------------------------------------


                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION
                                      -6-

                           C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES 1999-CB2
                                                  September 27, 1999

                    Group 1 Available Funds                                                                       2,468,132.95
                    Group 2 Available Funds                                                                       4,580,828.91

Overcollateralization Information
                    Overcollateralization Amount(prior to Extra PDA)                                              1,377,780.19
                    Overcollateralization Release Amount                                                                  0.00
                    Overcollateralization Deficiency Amount                                                       1,051,961.66
                    Target Overcollateralization Amount                                                           2,429,741.85

                    Extra Principal Distribution Amount                                                             287,312.00
                    Monthly Excess Interest Amount                                                                  287,312.00
                    Monthly Excess Cashflow Amount                                                                  287,312.00
                    Overcollateralization Deficiency (After Distribution)                                           764,649.66
                    Overcollateralization Amount (After Distribution)                                             1,665,092.19

Fees and Advances
                    Servicing Fee                                                                                   109,381.75
                    Trustee Fee                                                                                       2,489.77
                    Lender PMI                                                                                            0.00
                    Total Advances                                                                                5,913,057.10
                    Group 1 Advances                                                                              4,437,991.10
                    Group 2 Advances                                                                              1,475,066.00


Mortgage Pool Information
                    Total Principal Balance                                                                     293,841,813.67
                    Loan Count                                                                                           3,667
                    Weighted Average Remaining Term                                                                        307
                    Weighted Average Loan Rate                                                                          8.9846%
                    Aggregate Amount of Prepayment                                                                4,615,901.54
                    Aggregate Amount of Repurchased Principal                                                             0.00
                    Aggregate Amount of Realized Losses                                                               7,202.95
                    Prepayment Interest Shortfalls (not covered by servicer)                                              0.00
                    Relief Act Shortfalls                                                                                 0.00
                    Extraordinary Trust Fund Expenses                                                                     0.00

Group 1 Loan Information
                    Principal Balance                                                                           143,547,774.51
                    Non-Pro Principal Balance                                                                   143,393,358.33
                    Po Principal Balance                                                                            154,416.18
                    Loan Count                                                                                           2,000
                    Weighted Average Remaining Term                                                                        306
                    Weighted Average Loan Rate                                                                          8.5702%
                    Aggreate Amount of Prepayment                                                                 1,319,393.88
                    Aggreate Amount of Repuchased Principal                                                               0.00
                    Aggreate Amount of Realized Losses                                                                    0.00
                    Prepayment Interest Shortfalls (not covered by servicer)                                              0.00
                    Relief Act Shortfalls                                                                                 0.00
                    Extraordinary Trust Fund Expenses                                                                     0.00

                    Non-Pro Amount of Scheduled Principal                                                           159,334.60
                    Non-Pro Amount of Unscheduled Principal                                                       1,319,393.88
                    Po Amount of Scheduled Principal                                                                    177.04
                    Po Amount of UnScheduled Principal                                                                    0.00

Group 2 Loan Information
                    Principal Balance                                                                           150,294,039.16
                    Loan Count                                                                                           1,667
                    Weighted Average Remaining Term                                                                        308
                    Weighted Average Loan Rate                                                                         9.3755%
                    Aggregate Amount of Prepayment                                                                3,296,507.66
                    Aggregate Amount of Repurchased Principal                                                             0.00
                    Aggregate Amount of Realized Losses                                                               7,202.95
                    Prepayment Interest Shortfalls (not covered by servicer)                                              0.00
                    Relief Act Shortfalls                                                                                 0.00
                    Extraordinary Trust Fund Expenses                                                                     0.00

                    Basis Rick Reserve Fund Balance                                                                   5,000.00
                    Libor Carryover Amount                                                                                0.00

                                      -7-

                           C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES 1999-CB2
                                               September 27, 1999
Interest Shortfalls
                    Class ia1                                                                                              0.00
                    Class ia-io                                                                                            0.00
                    Class im1                                                                                              0.00
                    Class im2                                                                                              0.00
                    Class im3                                                                                              0.00
                    Class im4                                                                                              0.00
                    Class ib1                                                                                              0.00
                    Class ib2                                                                                              0.00
                    Class ib3                                                                                              0.01
                    Class iia                                                                                              0.00
                    Class iim1                                                                                             0.00
                    Class iim2                                                                                             0.00
                    Class iib1                                                                                             0.00
                    Class iib2                                                                                             0.00
                    Class iib3                                                                                             0.00


Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                     Group 1
                Category         Number    Principal Balance   Percentage
                 1 Month          409        29,440,817.65        20.51 %
                 2 Months         206        16,007,405.04        11.15 %
                 3+Months         200        15,316,169.34        10.67 %
                  Total           815        60,764,392.03        42.33 %



                     Group 2
                Category         Number    Principal Balance   Percentage
                1 Month           231        19,484,616.94        12.96 %
                2 Months          97          8,057,031.33         5.36 %
                3+Months          50          3,887,813.05         2.59 %
                  Total           378        31,429,461.32        20.91 %


                  Group Totals
                Category         Number    Principal Balance    Percentage
                  1 Month        640          48,925,434.59        16.65 %
                  2 Months       303          24,064,436.37         8.19 %
                 3+ Months       250          19,203,982.39         6.54 %
                  Total         1193          92,193,853.35        31.38 %

Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                     Group 1
                                 Number    Principal Balance   Percentage
                                 190           14,898,829.04      10.38 %
                     Group 2
                                 Number    Principal Balance   Percentage
                                  80            6,758,159.95        4.5 %
                     Group Totals
                                 Number    Principal Balance   Percentage
                                 270           21,656,988.99       7.37 %

Number and Aggregate Principal Amounts of Bankruptcy Loans

                     Group 1
                                 Number    Principal Balance   Percentage
                                 523           33,261,067.80      23.17 %

                     Group 2
                                 Number    Principal Balance   Percentage
                                  49            4,417,576.60       2.94 %

                     Group Totals
                                 Number    Principal Balance   Percentage
                                  572          37,678,644.40      12.82 %


Number and Aggregate Principal Amounts of REO Loans

                     Group 1
                                 Number    Principal Balance   Percentage
                                     0             0.00             0%
                     Group 2
                                 Number    Principal Balance   Percentage
                                     0             0.00             0%
                     Group Totals
                                 Number    Principal Balance   Percentage
                                     0             0.00             0%
                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION
                                      -8-